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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 6, 2004
                Date of Report (Date of earliest event reported)



                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                 000-29182              11-3292094
      -------------------      ----------------       ---------------
       (State or other          (Commission          (IRS Employer
       jurisdiction of          File Number)        Identification No.)
        incorporation)


              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (718) 937-3700


                                       N/A
              -----------------------------------------------------

          (Former name or former address, if changed since last report)



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Item 5.     Other Events and Regulation FD Disclosure

On July 6, 2004, the Company received a letter from Bruce Bendell granting the Company additional time, until July 23, 2004, to consider the terms of the transaction proposed by Mr. Bendell in a letter dated June 9, 2004, as extended on June 17, 2004. A copy of the extension letter is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.           Description
         -----------           -----------

         99.1                  Extension Letter dated July 6, 2004.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2004


                                 THE MAJOR AUTOMOTIVE COMPANIES, INC.



                                 By: /s/ Bruce Bendell
                                     ------------------
                                     Name:  Bruce Bendell
                                     Title: President, Chief Executive Officer
                                            and Acting Chief Financial Officer




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